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                                                                    EXHIBIT 99.1


                           TRANSTEXAS GAS CORPORATION
                             (Debtor-in-Possession)

                      CONDENSED CONSOLIDATED BALANCE SHEET
                 (In thousands of dollars, except share amounts)
                                   (Unaudited)

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                                                                DECEMBER 31,        JANUARY 31,
                                                                   1999                 1999
                                                               -------------       -------------
                                 ASSETS
Currents assets:
  Cash and cash equivalents                                    $      18,487       $       3,775
  Accounts receivable                                                 22,247              16,091
  Receivable from affiliates                                           1,144               1,286
  Inventories                                                          1,764               3,210
  Other current assets                                                 4,613               3,693
                                                               -------------       -------------
    Total current assets                                              48,255              28,055
                                                               -------------       -------------

Property and equipment                                             1,498,954           1,459,630
Less accumulated depreciation, depletion and amortization          1,234,409           1,167,487
                                                               -------------       -------------
    Net property and equipment                                       264,545             292,143
                                                               -------------       -------------
Other assets, net                                                     23,003              25,169
                                                               -------------       -------------
                                                               $     335,803       $     345,367
                                                               =============       =============

                 LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Note payable                                                 $      30,000       $          --
  Revolving credit agreement                                           3,778                  --
  Accounts payable                                                     9,397                  --
  Accrued liabilities                                                  9,784                 983
                                                               -------------       -------------
    Total current liabilities                                         52,959                 983
                                                               -------------       -------------

Production payments, less current portion                             33,879              56,260
Liabilities subject to compromise                                    725,654             718,139

Commitments and contingencies                                             --                  --

Stockholders' deficit:
  Common stock, $0.01 par value, 100,000,000 shares
   shares authorized, 57,515,566 shares issued and
   outstanding at December 31, 1999 and January 31, 1999                 740                 740
  Additional paid-in capital                                          20,615              19,915
  Accumulated deficit                                               (235,639)           (188,265)
                                                               -------------       -------------
                                                                    (214,284)           (167,610)
  Treasury stock                                                    (262,405)           (262,405)
                                                               -------------       -------------
    Total stockholders' deficit                                     (476,689)           (430,015)
                                                               -------------       -------------
                                                               $     335,803       $     345,367
                                                               =============       =============
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